UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

USIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2022, our board of directors appointed Michelle Miller as a member of the board, the audit committee and compensation committee, effective June 22, 2022.

Michelle Miller, age 51, has over 25+ years of experience in banking, specializing in private banking, lending and business development. For the last 13 years, from September 2008 to July 2021, she served as the Senior Vice President of private banking and other executive roles in private banking for Broadway Bank, the largest independent bank in San Antonio, Texas. Prior to that, from July 2005 to September 2008, she was a private banker for JPMorgan, San Antonio. Prior to 2005, she also held various other roles, primarily in lending, with Sterling Bank and InterContinental National Bank.

Mrs. Miller received her Bachelor of Business Administration in marketing from the University of Texas in 1993. She is very active in her local community and is currently serving on many non-profit boards and councils, including the Municipal Golf Association of San Antonio. Previously, she served on the boards of The Guide Dogs of Texas, United Way of San Antonio, Southwest Foundation for Biomedical Research, Boys and Girls Club of San Antonio and Family Violence Prevention Service/Battered Women’s Shelter.

In connection with Mrs. Miller’s appointment, we entered into our customary independent director agreement with Mrs. Miller. Pursuant to the independent director agreement, the terms of her directorship terminates on the earliest of the following: (a) the death or disability of the director; (b) the termination of the director from membership on the board by mutual agreement; (c) the removal from the board by the majority stockholders of the Company; or (d) the resignation by the director from the board.

We agreed to pay Mrs. Miller $1,000 for participating in each quarterly board and committee meeting, including the annual shareholder meeting. Mrs. Miller will not receive any additional compensation for ad hoc or preparatory meetings or for being a member of any committee.

Mrs. Miller will also receive 66,667 restricted stock units convertible into our common stock, pursuant and subject to the terms of our 2015 Equity Incentive Plan. Such units will vest in three installments as follows: 22,223 units vest on June 22, 2023, 22,222 units vest on June 22, 2024, and the remaining 22,222 units vest on June 22, 2025. Unvested units are forfeited upon termination of the directorship.

There are no arrangements or understandings between Ms. Miller and any other persons pursuant to which Ms. Miller was selected as a director.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 21, 2022, we held our annual meeting of stockholders. Proxies were solicited pursuant to our definitive proxy statement filed on April 29, 2022 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of our common stock entitled to vote at the annual meeting was 25,538,807. The holders of 17,383,223 shares of common stock were present or represented by valid proxy at the annual meeting, of which 6,759,006 were broker non-votes. Each share of common stock was entitled to one vote with respect to matters submitted to our stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1 – Election of Class II Director

Michael R. Long was duly elected as our Class II director. The result of the election was as follows:

NOMINEE	FOR	WITHHELD
Michael R. Long	9,899,968	724,249

Proposal 2 – Advisory Vote on Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers for the year ended December 31, 2021, as described in our proxy statement. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
10,093,459	517,146	13,612

Proposal 3 – Advisory Vote on Frequency of Say-on-Pay

Our stockholders voted upon, on a non-binding advisory vote, for the frequency of future say-on-pay votes. The votes on this proposal were as follows:

1 Year	2 Years	3 Years	ABSTAIN
8,836,088	5,022	1,755,225	27,882

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of ADKF, P.C. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
16,898,188	180,254	304,781

Item 8.01	Other Events.

Attached is our presentation delivered at our 2022 annual meeting of stockholders.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits

10.1.*	Independent Director Agreement dated June 16, 2022, by and between Usio, Inc. and Michelle Miller.
99.1	Usio, Inc. Presentation for 2022 Annual Meeting of Stockholders on June 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*The exhibits or schedules to the Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K.  The Company will furnish copies of any such schedules to the SEC upon request.

The information filed as Exhibit 99.1 to this Current Report on Form 8-K is being furnished in accordance with Item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. Such information shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USIO, INC.
Date: June 22, 2022

	By:	/s/ Louis A. Hoch
	Name:	Louis A. Hoch
	Title:	Chief Executive Officer and President